POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, WALLACE FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Fund"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a trustee of the Fund;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Theodore Toso and Arthur B. Carlson III, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of November, 2001.


                                              __/s/_________________________
                                               Print Name:Dennis Carpenter



STATE OF MINNESOTA             )
                               )
COUNTY OF HENNEPIN             )

         On November 14, 2001, before me appeared Dennis Carpenter, who provided photo identification, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.



                  (NOTARIAL SEAL)                             Notary Public
                                                          /s/

                                                          My Commission expires:
                                                                1/31/05

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, WALLACE FUNDS, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Fund"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a trustee of the Fund;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Theodore Toso and Arthur B. Carlson III, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of November, 2001.


                                              ____/s/__________________________
                                               Print Name:Thomas W. Tripp



STATE OF MINNESOTA             )
                               )
COUNTY OF HENNEPIN             )

         On November 14, 2001, before me appeared Thomas William Tripp, who provided photo identification, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.



                  (NOTARIAL SEAL)                             Notary Public
                                                           /s/

                                                          My Commission expires:
                                                          1/31/05